Exhibit 99.1

© 2019 Ipsidy, Inc. All Rights Reserved. In a digital world, our mission is to help our customers know with biometric certainty the identity of the people with whom they are engaging. October 2019 Identity as a Service. Ipsidy IdaaS platform provides mobile biometric solutions to everyday problems: Who is: • Applying online for a loan? • Accessing my mobile banking application? • Making an online or in-person purchase? • Providing service in my home? • Applying for a job? • Visiting my lobby….Crossing my perimeter?

Disclaimer & Forward Looking Statements

This Confidential Presentation (the "Presentation") has been prepared on the basis of Information furnished by the management of Ipsidy, Inc. ("Ipsidy" or the "Company") and has not been independently verified by any third party. Therefore, while the Company is not aware of any inaccuracies, no warranty or representation is made by the Company or its employees and representatives as to the completeness or accuracy of the information contained herein. The Company and its employees and representatives expressly disclaim any liability for damages, direct or consequential, arising out of or related to this Presentation or omissions therefrom, or any other information provided in writing, orally or otherwise regarding this potential transaction. Any party considering a transaction with the Company, agrees to look solely to its own due diligence and any representations, warranties and/or covenants set forth in a fully executed, definitive written agreement with the Company, relative to the transaction.

Information contained in the Presentation may include "forward-looking statements." All statements other than statements of historical facts included herein, including, without limitation, those regarding the financial position, business strategy, plans and objectives of management for future operations of both Ipsidy and its business partners, future sales, product and service launches with customers and new initiatives and customer pipeline are forward-looking statements. Such forward-looking statements are based on a number of assumptions regarding Ipsidy's present and future business strategies, and the environment in which Ipsidy expects to operate in the future, which assumptions may or may not be fulfilled in practice. Actual results may vary materially from the results anticipated by these forward-looking statements as a result of a variety of risk factors, including the risk that implementation, adoption and offering of the service by customers, users and others may take longer than anticipated, or may not occur at all; changes in laws, regulations and practices; changes in domestic and international economic and political conditions and others. See the Company's Annual Report on Form 10-K for the year ended December 31, 2018 filed at www.sec.gov for other risk factors which investors should consider. These forward-looking statements speak only as to the date of this Presentation and cannot be relied upon as a guide to future performance. Ipsidy expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this Presentation to reflect any changes in its expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

This Presentation is not an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which such offer or solicitation would be unlawful and may not be distributed in such jurisdictions.

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Ipsidy

October 15, 2019

© 2019 Ipsidy, Inc. All Rights Reserved.

© 2019 Ipsidy, Inc. All Rights Reserved. October 15, 2019 These times. They are a changing. Competence Integration Transformation -3-

© 2019 Ipsidy, Inc. All Rights Reserved. October 15, 2019 -4- But….Your Data Has Likely Already Been Stolen Or Has Been Given Away 1I BMSecurity “ Cost of a Data Breach 2019 2 iwww.informationisbeautiful.net/visualizations/worlds-biggest-data-breaches-hacks/ 3 https://breachlevelindex.com/

© 2019 Ipsidy, Inc. All Rights Reserved. October 15, 2019 The Need To Transform Identity Is Everywhere Regulations…require MFA...Privacy Headlines…your data is out there Mobile Adoption demands solutions Omni-Channel…needs unified identity December 16, 2016 -5-

© 2019 Ipsidy, Inc. All Rights Reserved. October 15, 2019 Identity Builds Trust in our Globally Connected World -6-

Ipsidy…Positioned For Growth

- ***IDaaS Platform offers competitive differentiation***
  - Reduces fraud and solves everyday problems by verifying identity across the life-cycle of transaction events, not in discrete, separate silos
  - Flexible assurance levels and ease of use help deliver omni-channel identity verification
  - Scalable mobile, biometric solutions work great on their own…even better together
- ***Large addressable identity market ≃$170 Bn[1] by 2023***
  - Digital transformation across sectors driving adoption of next-generation identity solutions
  - "Good" Digital ID can unlock economic growth[2]
- ***Business at inflection point***
  - Robust pipeline indicates market demand.
  - SaaS enrollment/transaction fees translates to recurring high-margin revenue
- ***Experienced leadership***
  - Expertise in biometrics
  - Developing & operating global platforms with localized services
  - Managing small-cap companies
- ***OTCQX: IDTY. Plan to apply to National Exchange***

[1] OWI Research – Combined IDaaS and access management by 2023

[2] McKinsey Global Institute – *Digital Identification* – April 2019

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October 15, 2019

Ipsidy®

© 2019 Ipsidy, Inc. All Rights Reserved.

© 2019 Ipsidy, Inc. All Rights Reserved. October 15, 2019 Ipsidy...Delivering Biometric Certainty Across the Identity Lifecycle -8-

© 2019 Ipsidy, Inc. All Rights Reserved. October 15, 2019 Ipsidy…Bridging Biometric Certainty Across the Digital & Physical Worlds -9-

Ipsidy's IDaaS Platform Solves Everyday Problems with Biometric Certainty


Proof™
Remote Identity Proofing Using Government-issued Credentials
Verified™
Seamless Multi-Factor Authentication for Any Transaction
Access™
Location and Visitor Management
Time™
Biometric Time & Attendance with Geolocation
Ipsidy identity Portal
Full-Service Biometric Web Portal
Search™
Fingerprint Enrollment and Identification
Transact™
Payment and Customer Loyalty Ecosystem
VISITOR PASS
Joe Smith
Account Login

PLATFORM

- IDaaS platform, global, scalable, secure.
- Mobile biometric authentication for a variety of transactions – both digital & physical use-cases
- Web portals for identity management – no integration
- REST API's and Mobile App SDKs, for easy integration & custom transactions.

October 15, 2019

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Ipsidy
© 2019 Ipsidy, Inc. All Rights Reserved.

© 2019 Ipsidy, Inc. All Rights Reserved. October 15, 2019 Single Identity Platform Seamless, Omni-Channel Identity Solutions ….. Enhance Customer Experience IpsidyYouTubeSolutionVideos -11-

© 2019 Ipsidy, Inc. All Rights Reserved. October 15, 2019 Mobile biometric identity solutions that work great on their own…and even better together. the beauty of a single platform. Implement based on needs over time. Common user enrollment. Easy integrations. Lower costs. Reduce risk. Increase trust and ROI. Keep on Growing. -12-

© 2019 Ipsidy, Inc. All Rights Reserved. October 15, 2019 Market Opportunity: Global, Scalable IDaaS Platform Identity Market Themes • “On-demand” economy continues to increase consumer expectations for frictionlessexperiences. • Tightening data privacy regulations (GDPR, CCPA) heighten regulatory scrutiny of digital identity. • Global adoption of open banking accelerating transition to electronic payments. • Increasing sensitivity to brand fallout from account breaches and fraud schemes. • Demand for enhanced physical security projected to accelerate from 2018-2023. $53 $55 $57 $92 $99 $112 $116 $121 $148 $0 $20 $40 $60 $80 $100 $120 $140 $160 2015 2016 2017 2018 2019 2020 2021 2022 2023 B i l l i o n s Global Physical Access Market Value 2 1 McKinsey Global Institute –Digital Identification–April 2019 2 OWI Research $10 $11 $13 $15 $17 $20 $0 $5 $10 $15 $20 $25 2017 2018 2019 2020 2021 2022 B i l l i o n s Addressable Global IDV Market Value 1 CAGR 14.87% •Identity as a service and access management growing rapidly, with a combined market of ~$170Bn by 2023 . -13-

Targeting High Assurance, High Value Transactions…

- *Flexibility of our IDaaS platform allows Ipsidy to service multiple markets*



High
Medium
Low
Transaction Value/Sensitivity
Government
Healthcare
Financial Services
Secure Physical Access
Document RFID Identity Proofing + Biometric Match
Document Scan Identity Proofing + Biometric Match
Sharing Economy
Telecom
Age-Restricted Goods
Document RFID Identity Proofing
Document Scan Identity Proofing
Attribute-based Identity Verification
Social Media
eCommerce
Physical Access
Knowledge-based Authentication
Multi-factor Authentication
Username/Password
Low
Medium
High
Identity Assurance Level

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October 15, 2019

© 2019 Ipsidy, Inc. All Rights Reserved.

© 2019 Ipsidy, Inc. All Rights Reserved. October 15, 2019 Digital & Physical Solutions Digital Solution Only Legend Ease Seamless, invisible process to end user A s s u r a n c e I n - p e r s o n I D V + d e v i c e a u t h . K B A b a s e d / n o d e v i c e a u t h . 10 0 10 1. Aware 2. Callsign 3. Danal 4. Daon 5. Datacard 6. Duo 7. Element 8. Experian 9. Gemalto 10. HID 11. HYPR 12. ID.ME 13. ImageWare 14. Passbase 15. Payfone 16. IDEMIA 17. SuperCom 18. Trusona 19. TrustID 20. Twilio/Authy 21. Veridium 22. Yoti 23. Jumio 1, 4, 6, 7, 11, 13, 21 Red denotes FIDO providers 5 5 2 3, 5 9 12 15 8 Ipsidy Platform’s Competitive Differentiation • High levels of identity assurance, combined with adaptable friction levels distinguish Ipsidy from competitors. In-person ID verification ▪ Strong market opportunities exist at intersection of high assurance & low friction…legacy players struggling to deliver compelling solutions ▪ FIDO compliant competitors continue to struggle to differentiate themselves in crowded authentication space Takeaways 18 19 22 20 17 16 10 14 Ipsidy IdaaS Platform 23 -15-

© 2019 Ipsidy, Inc. All Rights Reserved. October 15, 2019 Inflection Point -Sales Pipeline -16- * Includes contracted arrangements and deals under discussion.

© 2019 Ipsidy, Inc. All Rights Reserved. October 15, 2019 • Commence application to National Exchange • Call Annual Meeting to effect reverse stock split and adopt new charter • Perform due - diligence process with Exchange • Hold Annual Meeting • Effect stock split after meeting in conjunction with uplisting • Planned U plisting to National Exchange National Exchange Uplisting, Near - Term - 17 -

© 2019 Ipsidy, Inc. All Rights Reserved. October 15, 2019 •Commence application to National Exchange •Call Annual Meeting to effect reverse stock split and adopt new charter •Perform due-diligence process with Exchange •Hold Annual Meeting •Effect stock split after meeting in conjunction with uplisting •Plan uplisting to National Exchange National Exchange Uplisting, Near- Term -17-

© 2019 Ipsidy, Inc. All Rights Reserved. October 15, 2019 How do we protect your data? •IDaaS solutions offer Competitive Differentiation •Large Addressable Identity Market ~$170 Bn by 2023 •Business at Inflection Point •Experienced Leadership Team •OTCQX: IDTY. Plan to apply to national exchange Summary -18-

© 2019 Ipsidy, Inc. All Rights Reserved. October 15, 2019 Company Information History, Leadership, & Financial Information -19-

© 2019 Ipsidy, Inc. All Rights Reserved. October 15, 2019 Key Clients UnitedStates LATAM Africa Zimbabwe, Zambia, Guinea, Swaziland ElectoralCommissions Currentmanagementjoinedin2017,transformingcoretechnologiestoanIDaaS(IdentityasaService) platformofferingremoteidentityverificationandauthenticationfordigitalandphysicaltransactions. Company History Acquisition of IDSolutions Biometric fingerprint software Acquisition of CardsPlus South African credential products How do we protect your data? 2016 2015 2017 ID Global Becomes Ipsidy New Leadership Philip Beck, CEO Stu Stoller, CFO SEC Regulatory Compliance Identity Platform Requirements New IDTY Ticker Symbol on OTCQX Build the Team & Processes • Security, Engineering & QA, Operations, Marketing & Sales 2018 2019 Dept. of Homeland Security Providing proprietary, AFIS – Securing & Identifying 5 M US Transportation Workers Identity Platform Readiness LatamVerified Rollout Commences Proof -New Solution Launch Time -New Solution Launch Peru –Setup & RENIEC Agreement Partner/Reseller Networks IDGS Listed on OTC MultiPay Acquired A payment gateway for transactional routing, bill payment, stored value card programs and mobile financial solutions. Platform Development & Pilots • Mobile , Biometric Transaction Authentication • Identity & Access Control • Mobile Eco-System Zimbabwe National Election -20-

© 2019 Ipsidy, Inc. All Rights Reserved. October 15, 2019 How do we protect your data? Proven Leadership Philip Beck -Chairman of the Board, Chief Executive Officer & President. Experienced leader in fintech, international business, and payments & law. Previously served as Founder, Chairmanand CEO, Planet Payment Inc. (Nasdaq: PLPM). Co-founded Beck & Arad, ParityLabs LLC. and BridgeWorks LLC. Stuart Stoller -ChiefFinancial Officer. Strategy and finance executive with additional experience in accounting, capital markets, systems and operations. Previously worked as CFO at Test America Laboratories, Associated Food Store, and Sleep Innovations, Inc. SVP, The New York Times Company and SVP, CAO, and Corporate Controller Macy’s, Inc. Thomas Szoke -Chief Technology Officer. Engineering, global sales and operations management professional. President, CEO of ID Global Solutions Inc., COO, Innovation In Motion Inc., and Inventor of IIM Global Corps HDR Intelligent Accessory product lines. 23 years, Motorola, Inc. Grace de Fries -Chief of Staff.Experienced executive in international business development, marketing, and product management of international payments and telecommunications. Previously VP, Planet Payment Inc., Director, Global Crossing, Inc., and Director, AT&T. BA Harvard University; MBA, Georgetown University. Graham Arad -General Counsel. International corporate and commercial lawyer admitted to practice in New York, England & BVI. International business advisor and counsel to diverse businesses and investors, focusing on technology, cyber-security and start-ups. Previously founded and served as General Counsel, Director of Planet Payment, Inc. Christopher White –SVP Engineering. Experienced software engineering with expertise in in Payments, Security, and POS Systems. Prior positions include Vice President, Ingenico Group, Director, NCR, Director, Verifone, Director, LifeLock, Director, Hypercom. Henry Tan –Global Head, Projects & Operations. Experienced executive in International payments, technology and information security. Chief Operating Officer, Asia Pacific Planet Payment. Various C-level Asia Regional Head positions at Visa International, Citibank, EDS and American Express. Jonathan Ellis -Managing Director EMEA Sales Senior executive in international business development. Previous: Managing Director EMEA Planet Payment. Extensive experience in European restaurant and hospitality industry, Managing Director Prezzo Restaurant Group. Maxim Umarov -Director of Innovation.Expertin Biometrics and Security. CTO ID Global, Inc. VP, Engineering, US & Russia high-tech companies. MS Science & Engineering. Cisco & Microsoft IT Security certifications, INFOSEC CNSS 4011 & 4013 certification granted by Committee for National Systems Security & US National Security Agency. Trevor James -Managing Director, Cards Plus SA. 30 years information technology sales, business development and executive management; Computer Sciences Corporation; Group Managing Director, founding shareholder Square One Group. Bachelor of Commerce, University of South Africa. -21-

Historical Financial Performance

New management has grown top line and positioned the company for profitable growth.

Selected Financial Data								
Year Ended December 31,		**2015A**		**2016A**		**2017A**		**2018A**
Total revenues, net	$	735,364	S	1,929,938	$	2,303,606	$	3,828,993
Cost of goods		-		492,237		589,254		1,256,853
Gross Profit		735,364		1,437,701		1,714,352		2,572,140
General & administrative		9,003,143		14,243,363		13,026,188		11,193,351
Research & Development		480,789		340,317		222,068		208,311
Depreciation & Amortization		147,052		421,494		475,211		493,697
Total Operating Expenses (SG & A)		9,630,984		15,005,174		13,723,467		11,895,359
Operating Loss		(8,895,620)		(13,567,473)		(12,009,115)		(9,323,219)
Gain (loss) on derivative liability		(26,647,021)		7,345,000		(452,146)		-
Other gain/(loss)		-		-		(3,654,506)		83,649
Interest expense, net		(1,136,528)		(3,625,984)		(1,337,081)		(757,801)
Income before tax (EBT)		(36,679,169)		(9,848,457)		(17,452,848)		(9,997,371)
Income Tax		-		2,946		28,781		30,242
Net loss	$	(36,679,169)	S	(9,851,403)	S	(17,481,629)	S	(10,027,613)
Adjusted EBITDA (Non-GAAP)	$	(2,156,454)	$	(4,271,705)	$	(5,670,970)	$	(6,005,043)
Balance Sheet Extract as of December 31,								
Cash	S	349,873	S	689,105	S	4,413,822	S	4,972,331
Total Assets		3,470,377		12,547,986		17,029,244		18,143,748
Total Debt - Gross		3,234,764		6,065,914		3,142,929		2,115,508
Stockholders' Equity (Deficit)		(24,080,308)		(13,252,243)		12,940,899		14,591,096

Notes:

1. Derivative liability is related to down round or antidilutive provisions associated with convertible debt and warrants
2. Other loss in 2017 is related to the conversion of debt for equity.

October 15, 2019

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© 2019 Ipsidy, Inc. All Rights Reserved.

© 2019 Ipsidy, Inc. All Rights Reserved. October 15, 2019 Capitalization as of June 30, 2019 -23- 1 Excludes Unexercised Stock Options

© 2019 Ipsidy, Inc. All Rights Reserved. October 15, 2019 Appendix Competition Benchmarking Methodology -24-

Competitive Differentiation - Peer Benchmarking Approach

Ipsidy's competitors offering biometric authentication and identity verification platforms, as well as out of band (OOB) services interplay factors such as ease of use, ID assurance and physical v digital uses. The below outlines the assumptions and approach.

Peer Selection Criteria

1. Start with Ipsidy's self identified competitors (based on discussions and SEC filings)
2. Layer in OWI's identity industry knowledge, leveraging 2018 identity industry landscape for companies
3. Exclude companies without a standalone consumer solution for smartphones
4. For companies with similar product offerings, select companies based on leading market recognition and best practices

Assumptions

1. Companies selected have core product offerings in the OOB and/or biometric authentication market
2. Companies in the same marketplace with vertically integrated cybersecurity companies are not considered competitors (e.g. RSA, Symantec)
3. Market recognition is based on presence in the market and competitive advantage
4. FIDO compliant solutions are considered to be technology analogous

Approach

Peer benchmark competitors are assessed by level of security of product (assurance), frictionless customer experience (ease) and data and ranked/plotted on a scale:

1. Ease: degree of friction or steps needed to authenticate; plotted on a scale from 1-10, the higher the number, the higher the ease and less steps/interaction needed
2. Assurance: Level of certainty the process provides; plotted on a scale from 1-10, the higher the number, the greater the certainty
3. Uses : Whether a competitor's solution offers authentication for physical access applications in addition to digital use cases.



10
In-person IDV + device authen.
Assurance
5
KBA based/no device authen.
0
5
10
In-person ID verification
Ease
Seamless, invisible process to end user
1
2
3

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October 15, 2019

Ipsidy

© 2019 Ipsidy, Inc. All Rights Reserved.

Assurance and Ease Score Details

	Score	Description	Example
Ease	10	100% invisible to end-user	User is unaware authentication is being performed
Ease	8	Authentication via biometric API	Biometric authentication via 3rd party API (e.g. Apple Touch ID)
Ease	5	Self-provided biometric enrollment	User completes biometric enrollment on own device
Ease	3	Remote ID verification	Remote comparison of identity document photograph/scan to user photograph
Ease	1	In-person ID verification	Face-to-face comparison of identity credentials by authorized agent
Assurance	10	In-person IDV + device enrollment	User's identity is verified with in-person review of physical identity document. Smartphone capture of biometric template also performed in-person, confirming that biometric template was captured from the same individual whose identity was verified.
Assurance	8	Self-enrolled biometric with remote IDV	User's identity is verified remotely with comparison of "selfie" to photo of physical identity document. Smartphone capture of biometric template performed remotely.
Assurance	5	Self-enrolled biometric	Smartphone capture of biometric template performed remotely. User identity verification is implied: "I trust this is Cameron because valid login credentials for Cameron's bank account were presented."
Assurance	3	Self-provided PIN	Smartphone capture of PIN or password performed remotely. User identity verification is implied: "I trust this is Cameron because valid login credentials for Cameron's bank account were presented."
Assurance	1	Knowledge-based authentication	User identity is "verified" using questions (e.g. what is your mother's maiden name?)

October 15, 2019

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Ipsidy

© 2019 Ipsidy, Inc. All Rights Reserved.